Computation of net income (loss) per share (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Computation of net income (loss) per share [Abstract]
Stock options, RSUs and shares held back in connection with the MakerBot transaction to purchase shares excluded from computation of diluted net income (loss) per share, ecause their inclusion would have had an anti-dilutive effect on the diluted net income (loss) per share	3.0	2.9	0.3